EXHIBIT 10.1


                         SPORTSPRIZE ENTERTAINMENT INC.

                    Debenture and Warrant Purchase Agreement

     This Debenture and Warrant Purchase Agreement (this "Agreement") is entered into as of May 30, 2000, by and between SPORTSPRIZE ENTERTAINMENT INC., a Nevada corporation (the "Company"), Cutter Services Corp., ("Cutter"), and Strathburn Investments Inc. ("Strathburn") (together with Cutter, the "Purchasers").

     In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1.   Agreement to Sell and Purchase

     1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2 below), the Company hereby agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company, the following convertible debentures (the "Debentures") due May 30, 2005, in the respective principal amounts set out opposite the name of each of the Purchasers below, each Debenture to be in the form of the Debenture attached hereto as Exhibit A and to be convertible (subject to adjustment and therein provided) into the number of shares of the Company's common stock ("Common Stock") at the conversion price ("Conversion Price") and in accordance with the terms of the Debenture:

                    Purchaser                          Principal Amount
                    ---------                          ----------------
                    Cutter                             US$850,000

                    Strathburn                         US$200,000

     1.2 Sale of Warrant. In connection with and in consideration for the offering of the Debentures (the "Offering"), the Company will issue to the Purchasers warrants (the "Warrants") exercisable for two (2) years from the date of issue to purchase from the Company the number of shares of the Company's Common Stock set out opposite the name of each of the Purchasers below, at the respective exercise prices set out below opposite the name of such Purchaser, each such Warrant to be in the form of the Warrant attached hereto as Exhibit B:

          Purchaser           Shares Purchasable        Exercise Price per Share
          ---------           ------------------        ------------------------
          Cutter                   48,000                   $1.275
          Strathburn               12,000                   $1.275



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     1.3  Purchase  Price.  The  purchase  price shall be  US$1,050,000  paid as follows:

                      Purchaser                    Purchase Price
                      ---------                    --------------
                      Cutter                       US$850,000

                      Strathburn                   US$200,000

     1.4 Grant of Security Interest. To secure the prompt and full payment of all principal and interest owing to the Purchasers pursuant to the Debentures, the Company agrees to grant to each Purchaser a security interest in all of the Company's assets, accounts receivable and inventory, now existing or hereafter arising, and all proceeds therefrom. Such security interest shall terminate on the earlier of
          (i) the date the Company completes any unsecured financing in excess of $2.5 million after May 30, 2000 or (ii) the date such Purchaser's Debenture is redeemed or converted in full. The Company shall file UCC-1 Financing Statements in the States of California and Nevada and, at the written request of each Purchaser, execute for filing, any additional financing statements or continuation statements as may be required from time to time to perfect or continue such Purchaser's security interest in such assets.

     2.   Closing, Delivery and Payment

     2.1 The closing of the sale and purchase of the Debentures and the Warrants under this Agreement (the "Closing") shall take place on May 30, 2000, at the offices of Clark Wilson, 800 - 885 West Georgia Street, Vancouver, British Columbia, or at such other time or place as the Company and the Purchasers may mutually agree (such date being hereinafter referred to as the "Closing Date"). At the Closing, the Purchasers shall pay to the Company, by certified check or wire transfer of immediately available funds, the Purchase Price (less a non-refundable fee payable to Sonora Capital as set forth in Section 2.1), and the Company shall, at the Closing, deliver to the Purchasers the Debentures and the Warrants, each dated the Closing Date.

     2.2 At the Closing, the Purchasers shall pay to Sonora Capital a non-refundable fee of US$100,000 on behalf of the Company.

     3.   Representations and Warranties of the Company

          The Company hereby represents and warrants to each of the Purchasers as follows:

     3.1 Organization, Subsidiaries, Good Standing, Qualification and Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign



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          corporation  in each  jurisdiction  in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition. The Company has all requisite corporate power and authority (a) to execute and deliver this Agreement, the Debentures, the Warrants and the other agreements, instruments and documents contemplated to be executed and delivered by it pursuant to this Agreement (this Agreement, the Debentures, and the Warrants, and such other agreements instruments and documents being
          herein  sometime   collectively   referred  to  as,  the  "Transaction
          Documents"), (b) to issue and sell the Debentures and to issue the shares of the Company's Common Stock issuable upon conversion of the Debentures (the "Conversion Shares"), (c) to issue and sell the
          Warrants and to issue the shares of the Company's Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"), and (d) to carry out the other provisions of the Transaction Documents. The Company has no subsidiaries or affiliates other than SportsPrize, Inc., a Nevada corporation ("Subsidiary"), and does not, directly or
          indirectly,   own  any   interest  in  or  control  any   corporation,
          partnership, joint venture, or other business entity.

     3.2 Capitalization. All issued and outstanding shares of the Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The issued and outstanding capital stock of the Company immediately prior to the Closing will be as set forth on Schedule 3.2 attached hereto and incorporated by reference herein.

     3.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all of its obligations thereunder and for the authorization, sale, issuance and delivery of the Debentures, the Warrants, the Conversion Shares and the Warrant Shares has been taken or will be taken prior to the Closing. The Conversion Shares and the Warrant Shares have been or will prior to the Closing be duly and validly reserved for issuance and, when issued upon conversion of the Debentures or upon the exercise of the Warrants, as the case may be, will be validly issued, fully paid and nonassessable. The Company shall take all such action as may be necessary to assure that an adequate number of shares of Common Stock is authorized and reserved for issuance of the Conversion Shares and the Warrant Shares. This Agreement has been duly authorized and executed by the Company. This Agreement constitutes, and the Debentures, the Warrants and the other Transaction Documents will once executed constitute, valid, legal and binding obligations of the Company enforceable in accordance with their terms, except to such limitations as may result from any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally.

     3.4 No Real Property. The Company does not own or have any interest in any real estate.

     3.5 Consents and Approvals. Except as required by the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended



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

          (the "Exchange Act") and any applicable state securities laws, no filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by the Company in connection with the consummation of the transactions contemplated hereby.

     3.6 No Violations. The execution and delivery of this Agreement, the Debentures, the Warrants or the other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder
          (a) do not and will not conflict with or violate any provision of the Company's Articles of Incorporation or bylaws, and (b) do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any encumbrance upon the capital stock or assets of the Company pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body or other third party pursuant to, any law, statute, rule or regulation or any agreement or instrument or any order, judgment or decree to which the Company is subject or by which any of its assets are bound except for such consents which have been obtained by the Company.

     3.7 Compliance with Laws. The business of the Company to its knowledge has been conducted in compliance with all applicable laws and regulations of governmental authorities, except for such violations that have been cured or that, individually or in the aggregate, may not reasonably be expected to have a material adverse effect on the business, operations, financial condition or prospects of the Company. To the Company's knowledge, neither the real or personal properties leased, operated or occupied by the Company, nor the use, operation or maintenance thereof (i) violates any applicable laws, or regulations of any government or governmental authorities, or (ii) violates any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

     3.8 Licenses; Permits; Related Approvals. The Company to its knowledge possesses all licenses, permits, consents, approvals, authorizations, qualifications, and orders of all governments and governmental authorities legally required to enable the Company to conduct its business in all jurisdictions in which such business is conducted.

     3.9 Title to Assets. Except as set forth on Schedule 3.9 attached hereto and incorporated by reference herein, the Company to its knowledge has good and marketable title to its property and assets free and clear of all mortgages, security interests, liens, claims, and other encumbrances. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any security interests, liens, claims, or other encumbrances.

     3.10 Defaults. The Company and its Subsidiary is not in default in the performance, observance or fulfillment of any obligation, agreement, covenant, or condition



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          contained in any contract, indenture,  mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound, other than such violations or defaults that would not individually or in the aggregate have a material adverse effect on the Company's or such Subsidiary's business, prospects, properties, condition (financial or other), results of operations or net worth.

     3.11 Intellectual Property. Except as set forth on Schedule 3.11 attached hereto and incorporated by reference herein, the following statements are correct, other than such exceptions that would not have a material adverse effect on the Company. The Company owns or has a license to use all intellectual property used in its business. The Company to its knowledge has not infringed, and is not now infringing, on any proprietary right belonging to any other person, firm, or entity. The Company has the exclusive right and authority to use all of its creations and inventions, trade secrets, processes, models, designs, software and formulas as are necessary to enable the Company to conduct and to continue to conduct all phases of its business in the manner presently conducted by it and in accordance with the its business plan. The Company is the sole owner of its trade secrets, free and clear of any liens, encumbrances, restrictions, or legal or equitable claims of others and the Company has taken all reasonable security measures to protect the secrecy, confidentiality, and value of these trade secrets. Any of the Company's employees and any other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed, or designed these secrets, or who have knowledge of or access to information relating to them, have assigned and transferred their rights to such trade secrets to the Company and each such person has been put on notice and, if necessary, has entered into agreements that these secrets are proprietary to the Company and are not to be divulged or misused.

     3.12 Proprietary Rights. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, and the Company is not aware of any basis for the foregoing.

     3.13 No Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, its Subsidiary or any of their properties or rights before any court or by or before any governmental body or arbitration board or tribunal, and the Company and its Subsidiary are not in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     3.14 Financial  Statements;  Undisclosed  Liabilities.  Attached  hereto as
          Schedule 3.14 and incorporated by reference herein are copies of the Company's consolidated balance sheet as of February 29, 2000, and the Company's consolidated statement of operations and retained earnings for the period ended February 29, 2000, and the Company's consolidated statement of cash flows for the period ended February 29, 2000 (hereinafter collectively referred to as the "Financial Statements"). The



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          Financial  Statements are in accordance  with the books and records of the Company, are true, correct and complete and accurately present the Company's financial position as of the dates set forth therein and the results of the Company's operations and changes in the Company's financial position for the periods then ended, all in conformity with generally accepted accounting principles applied on a consistent basis during each period and on a basis consistent with that of prior periods. Except (i) as disclosed in the Financial Statements, (ii) as disclosed in this Agreement, and (iii) as are incurred in the ordinary course of the routine daily affairs of the Company's and its Subsidiary's business, neither the Company nor its Subsidiary has any liabilities or obligations of any nature or kind, known or unknown, whether accrued, absolute, contingent, or otherwise. There is no basis for assertion against the Company or its Subsidiary of any material claim, liability or obligation not fully disclosed in the Financial Statements or in this Agreement.

     3.15 Tax Matters. The Company and its Subsidiary has duly and timely filed, or obtained extensions of time for filing, all material tax returns required by federal, state and local authorities (the "Returns"). All information reported on the Returns is true, accurate, and complete. The Company is not a party to, and is not aware of, any pending or threatened action, suit, proceeding, or assessment against it for the collection of taxes by any government. The Company and its Subsidiary has paid in full all taxes, interest, penalties, assessments and deficiencies owed by it to all taxing authorities.

     4.   Representations And Warranties of the Purchasers

          The Purchasers each severally and not jointly hereby represent and warrant to the Company as follows:

     4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All actions on such Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

     4.2 Investment Representations. Such Purchaser understands that none of the "Securities" (collectively the Debentures, the Warrants, the Conversion Shares and the Warrant Shares) to be acquired by such Purchaser has been registered under the Securities Act. Such Purchaser also understands that such Debenture and such Warrants are being offered and sold pursuant to an exemption from registration contained in regulations under the Securities Act based in part upon such Purchaser's representations contained in this Agreement.

     4.3 Acquisition for Own Account. Such Purchaser is acquiring the Debentures and/or the Conversion Shares and the Warrants and/or the Warrant Shares to be acquired by it for its own account for investment only, and not with a view towards their distribution in violation of applicable securities laws.



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

     4.4  Accredited   Investor.   Each  Purchaser  represents  that  it  is  an
          "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

     4.5  Non-U.S. Person. Such Purchaser represents, warrants and agrees:

     (a) Purchaser is not a "U.S. Person," as such term is defined by Rule 902 of Regulation S under the Securities Act (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

     (b) Purchaser was outside the United States at the time of execution and delivery of the Agreement;

     (c) no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States;

     (d) the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

     (e) that the Securities have not been registered under the Securities Act, and the Purchaser undertakes and agrees that it will not offer or sell the Securities unless such Securities are sold in accordance with Regulation S under the Securities Act, the Securities are registered under the Securities Act and the securities laws of all applicable states of the United States, or such Securities are sold pursuant to an available exemption from such registration requirements that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities. The Purchaser understands that the Company presently has no obligation or present intention of filing a registration statement under the Securities Act for the Securities; and

     (f) hedging transactions involving the Securities may not be conducted unless in compliance with the Securities Act.

     4.6 Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Debenture, the Warrants, the Debenture Shares and the Warrant Shares and it is able to bear the economic risk of loss of its entire investment.

     4.7 The Company has provided to such Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

     4.8  Such   Purchaser   understands   and  agrees  that  the   certificates
          representing the Securities will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may



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

          not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

     4.9 Such Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

     4.10 Such Purchaser acknowledges the Company is relying on the representations, warranties and agreements of the Purchaser and that this offering is being made in reliance on the exemption from registration provided by Regulation S of the Securities Act and
          Section 4(2) of the Securities Act, as interpreted by Rule 506 of Regulation D under the Securities Act.


     5.   Registration Rights Relating To Conversion Shares and Warrant Shares

     5.1 Definitions. As used in this Article 5, the following terms shall have the following respective meanings:

     (a) "Equity Securities" means (i) any securities of the Company entitled to participate with the Common Stock in a distribution of the Company's remaining assets (after distribution to all holders of securities entitled to such distribution in priority to the holders of Common Stock) and (ii) any securities convertible into or exercisable or exchangeable for securities of the type referred to in Section 5.1(a)(i).

     (b) "Public Offering" shall mean an underwritten public offering (with a nationally recognized underwriter) of Common Stock pursuant to an effective registration statement under the Securities Act.

     (c) "Public Sale" means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144.

     (d) "registers," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the SEC.

     (e) "Registrable Securities" shall mean (i) the Conversion Shares, (ii) the Warrant Shares, if the Warrants are exercised and (iii) any shares of Common Stock or Equity Securities issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Conversion Shares or the Warrant Shares, provided, however, that Registrable Securities shall not include any such shares or Equity Securities that have previously been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.



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

     (f) "Registration Expenses" shall mean all expenses incurred in connection with effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

     (g) "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     (h) "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (i) "Selling Expenses" shall mean all stock transfer taxes, underwriting discounts, expenses for special counsel of a selling stockholder and selling commissions applicable to the sale of Registrable Securities.

     5.2  Piggyback Registrations.

     (a) Request for Inclusion. If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form in a Public Offering or other registration of Equity Securities (other than a registration relating to either Form S-4 or S-8), which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company will promptly give Agent, as set forth in Section 8.2 written notice thereof (the "Registration Notice") and, subject to Section 5.2(c), shall include in such registration all of the Registrable Securities requested to be included therein pursuant to the written request of Agent received within thirty (30) days after delivery of the Company's notice.

     (b) Underwriting. If the Piggyback Registration relates to an underwritten Public Offering, the Company shall so advise Agent as a part of the written notice given pursuant to Section 5.2(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. Agent shall be responsible for answering that all holders of
          Registrable Securities proposing to distribute their securities through such underwriting enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

     (c) Priorities. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering, or if the Company and the managing underwriter shall in good faith determine to reduce the number of shares to be offered by the Company pursuant to a reasonable assessment of market conditions (an "Underwriter's Cutback"), (i) the number of Registrable Securities requested to be included in such Piggyback Registration,
          (ii) the number of securities determined by the directors of the Company in good faith to be sold by the Company, and (iii) the number of securities, if any, to be sold by any other security holders of the Company exercising demand registration rights, if any, in such offering, shall each be reduced pro rata among the holders on the basis of the percentage of the outstanding Common Stock held by such holders (assuming the complete conversion of the Debenture and the exercise in full of the Warrant and any other options, warrants and similar rights held by such holders). Notwithstanding the foregoing, in no event shall the Underwriter's Cutback reduce the number of Registrable Securities included in such Public Offering or other registration of Equity Securities to less than fifty percent (50%) of the Registrable Securities held by the Purchasers on the date of the Registration Notice.

     5.3 Expenses of Registration. Except as provided in this Section 5.4, the Company shall bear all Registration Expenses incurred in connection with any Piggyback Registrations. All Selling Expenses incurred by the Company relating to Registrable Securities included in any Piggyback Registration, shall be reimbursed by each Purchaser, pro rata based on the number of Registrable Securities being registered on their behalf.

     5.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Article 5, the Company will keep Agent advised in writing as to the initiation of such registration and as to the completion thereof. The Company will use its reasonable efforts to:

     (a)  cause such registration to be declared effective by the SEC;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement;

     (c) obtain appropriate qualifications of the securities covered by such registration under state securities or "blue sky" laws in such jurisdictions as may be requested by Agent;

     (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Agent from time to time may reasonably request;

     (e) notify Agent at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Agent, prepare and furnish to Agent a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

     (f) provide a transfer agent and registrar for all Registrable Securities covered by such registration and, if necessary, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

     (g) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

     5.5  Indemnification.

     (a) The Company will indemnify each Purchaser, each of such Purchaser's officers and directors, and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article 5 or otherwise, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claims, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Purchaser and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this
          Section 5.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

     (b) Each of the Purchasers, to the extent it is a holder of Registrable Securities included in any registration effected pursuant to this
          Article 5, shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by Agent on behalf of such Purchaser; provided, however, that (x) such Purchaser shall not be liable hereunder for any amounts in excess of the net proceeds received by such Purchaser pursuant to such registration, and (y) the obligations of such Purchaser hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Purchaser (which consent has not been unreasonably withheld).

     (c) Each party entitled to indemnification under this Section 5.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel selected by the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 5.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     5.6 Other Obligations. With a view to making available the benefits of certain rules and regulations of the SEC which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

     (a) after its initial registration under the Securities Act, exercise best efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

     (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of Agent on behalf of the holder of such Registrable Securities, promptly remove any restrictive legend from the certificates evidencing such securities, at no cost to Agent or such holder where such holder is a Purchaser hereunder, and at the cost of Agent in any other case;

     (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after its initial registration under the Securities Act;

     (d) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

     (e) furnish Agent upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time following the effective date of the first registration statement filed by the Company under the Securities Act for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule 144A) allowing a holder of Registrable Securities to sell any such securities without registration.

     5.7 Termination of Registration Rights. The right of Agent to request inclusion of Registrable Securities in any registration pursuant to this Article 5 shall terminate at the date that is the earlier of: (a) that date that all Registrable Securities have been registered under the Securities Act has or otherwise been sold to the public in an open-market transaction under Rule 144; and (b) the earlier of (i) the fifth anniversary of the Closing Date, and (ii) the first anniversary of the date on which the last Registrable Securities obtainable by each Purchaser have been obtained by conversion or exercise of such Purchaser's Debenture or Warrant, as applicable.

     6.   Conditions Precedent To Purchasers' Obligations

     The obligation of the Purchasers to purchase and pay for the Debentures and the Warrants to be delivered to it at the Closing shall be subject to the satisfaction of the following conditions as of the Closing Date:

     6.1 the representations and warranties of the Company contained in this Agreement, the Debenture and the Warrant shall be true and correct on and as of the Closing Date.

     7.   Company Covenants and Purchaser Covenants.

     7.1  Company   Covenants.   The  Company  covenants  and  agrees  with  the
          Purchasers that:

     (a) Reservation of Common Stock. The Company will reserve and keep available that maximum number of its authorized but unissued Common Stock as may be required for the issuance of Conversion Shares and the Warrant Shares.

     (b) Board Appointment. On the Closing Date, the Company shall use its reasonable effort to have one (1) representative of the Purchasers appointed to serve as a director on the Board of Directors. Thereafter, until such time as either (a) 50% of the principal amount of the Debenture has been converted into the Company's Common Stock, or (b) the Debenture shall have been repaid in full, the Company shall use its reasonable effort to nominate one (1) representative of the Purchasers for election at each meeting of the Company's shareholders for which all members of the Board of Directors stand for election. The Agent shall designate such representative on behalf of the Purchasers.

     (c) Security Interests in Software. The Company will not grant a security interest or encumber any of its properties or assets which are material individually or in the aggregate, to its and its business, taken as a whole, to secure the repayment of debt in excess of $50,000, except in the ordinary course of business consistent with past practice, without the expressed written consent of the Purchasers, which shall not be unreasonably withheld.

     7.2 Purchaser Covenants. Each of the Purchasers covenants and agrees with the Purchasers that it will not either directly or indirectly take any short position or hedge position in the Company's Common Stock until all of the Purchasers have converted all of the Debentures into Debenture Shares and exercised all of the Warrants for Warrant Shares, nor will any Purchaser make any promissory notes and/or pledges to that effect on the Company's Common Stock.

     8.   Cutter As Agent for the Purchaser

     8.1  Provisions for the Benefit of Purchasers  Only. The provisions of this
          Section 8 relate to the rights and obligations of the Purchasers and Agent, inter se, and shall be operative as between the Purchasers and Agent only, and the Company shall not have any rights or be entitled to rely for any purposes upon such provisions, save as provided in section 8.2(b).

     8.2  Authorization and Action.

     (a) Each Purchaser appoints Cutter, as its agent (in such capacity, "Agent"), for the purposes of collecting payments, electing to exercise the rights of the Purchasers under this Agreement and the other Transaction Documents as herein and therein provided. For such purposes, each Purchaser authorizes Agent on behalf of such Purchaser to take such action and to exercise such rights, powers and discretions as are expressly delegated to it under this Agreement and the other Transaction Documents and on the terms hereof or thereof together with such other rights, powers and discretions as are reasonably incidental thereto; provided always, however, that, without the consent of the Purchasers, Agent shall not effect or agree to any change in the interest rate, payment dates, maturity date or conversion rights under the Debentures. Agent may perform any of its duties hereunder or thereunder by or through its agents, officers or employees. Agent shall not be required to exercise any right, power or discretion or take any action as to any matters not expressly provided for by this Agreement or the other Transaction Documents (including, without limitation, enforcement of the collection of any amounts owing to the Purchasers hereunder). Agent shall not be required to exercise any right, power or discretion or to take any action which exposes Agent to personal liability or risk thereof or which is contrary to this Agreement, the other Transaction Documents or applicable law. The duties of Agent, as agent, shall be mechanical and administrative in nature. Agent shall not have, by reason of this Agreement or the other Transaction Documents, a fiduciary relationship in respect of either Purchaser.

     (b) Agent shall only act on behalf of the Purchasers in dealings and communications with the Company as set out in this Agreement, and shall be the only person to so act, except as may be otherwise agreed in writing between the parties hereto. The Company and the Subsidiaries may rely upon the grant and delegation of authority provided in this Section 8 from each of the Purchasers to Agent without further inquiry.

     8.3  Exoneration.

     (a) Agent and its limited and general partners, and their respective directors, officers, managers, members, shareholders, agents or employees shall not be liable to any person, company or firm (including the Purchasers and the Company) for any action taken or omitted to be taken by any of them (other than actions taken or omitted to be taken by Agent in its capacity as a Purchaser, including, without limitation, actions giving rise to indemnification obligations pursuant to Section 5.5(b)) under or in connection with this Agreement or the other Transaction Documents unless directly due to their own gross negligence or willful misconduct.

     (b)  Without limiting the generality of the foregoing Section 8.3(a):

     (i) subject to sections 8.8 and 9, Agent may retain, consult with and pay legal counsel, independent accountants and other experts selected by it (provided that all reasonable costs and fees in respect thereof shall be paid by the Company as provided for in Section 9) and Agent shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

     (ii) Agent shall not incur any liability by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it at the time to be genuine or by acting upon any representation or warranty of the Company made hereunder;

     (iii)Agent may assume without inquiry or investigation that no event of default, default, or other event which is, or which with the passing of time or giving of notice or both would become an event of default under the Debentures or any other Transaction Document, has occurred unless it has received from the Company or any Cutter notice thereof specifying the nature of the relevant event whereupon Agent may assume that such event has occurred as therein described and that an default hereunder or default or event of default thereunder, as the case may be, has occurred; and

     (iv) Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document, to inspect the property (including the books and records) of the Company, the Subsidiaries or any of the other parties, or to conduct any other inquiry usual for a lender; Agent shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Document or any security provided by the Company and the Subsidiaries.

     8.4 Agent as Purchaser. Agent, which also is a Purchaser of this Debenture, shall have the same rights and powers under this Agreement and the other Transaction Documents as any other Purchaser and may exercise the same as though it were not Agent; and the terms "Purchaser" or "Purchasers" shall, unless otherwise expressly indicated, include Agent in its capacity as Purchaser. Subject to any restrictions on the Company herein, Agent may accept deposits from, lend money to, and generally engage in any kind of business with the Company and any other party, all as if Agent were not agent hereunder and without any duty to account therefore to either Purchaser.

     8.5 Credit Decision. Each Purchaser has entered into this Agreement after its own negotiations with the Company and is and will continue to be solely responsible for its own independent appraisal of and investigations into the financial condition, creditworthiness, affairs and nature of the Company and all other credit and banking matters relative to this Agreement and the other Transaction Documents. Each Purchaser confirms to Agent that it has not relied, and will not hereafter rely, on Agent:

     (a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Company under or in connection with this Agreement or the transactions herein contemplated and that each Purchaser shall be responsible for obtaining directly from the Company, through requests made by Agent to the Company on its behalf, such information, documents or other information as each Purchaser deems necessary from time to time; or

     (b) to assess or keep under review on its behalf the financial condition, creditworthiness, affairs or nature of the Company, the Subsidiary or their respective properties or any other credit or banking matters relative to this Agreement.

     (c) A copy of this Agreement including all Schedules hereto has been, or prior to such Purchaser entering into this Agreement will be, made available to each Purchaser for review by it and each Purchaser is, or will be, satisfied with the form and substance of this Agreement including all Schedules hereto; and Agent is not liable in any way to such Purchaser in respect thereof or in respect of the accuracy or completeness of any information or data, financial or otherwise, made available to such Purchaser in connection with the negotiation of this Agreement or for any statements, warranties or representations whether made in writing or orally made in connection with the negotiation of this Agreement.

     8.6 Sharing of Payments. All Purchasers shall share in payments received from or other recoveries from the Company or any its Subsidiary in respect of their indebtedness (including amounts paid by the Company in accordance with the

          Debentures and this Agreement, amounts received on any exercise of any right of counterclaim, set-off, banker's lien or similar right and amounts recovered on the realization of the Security) pari passu, equally and ratably on a pro rata basis between the Purchasers, based upon the respective amounts of indebtedness owing under their Debentures.

     8.7 Indemnification. The Purchasers agree to indemnify Agent (to the extent not reimbursed by the Company) ratably according to the respective amounts of indebtedness owing under their Debentures from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any nature or kind whatsoever which may be imposed on, incurred by, or asserted against Agent in its capacity as Agent hereunder in any way relating to or arising out of this Agreement, any other
          Transaction Document or any action taken or omitted by Agent under this Agreement or any other Transaction Document; provided that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limitation each Purchaser Agrees to reimburse Agent promptly upon demand for its ratable share as above described of out-of-pocket expenses (including the fees and disbursements of counsel) incurred by Agent in connection with the determination or preservation of any rights of Agent or the Purchasers under, or the enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement or other Transaction Documents, to the extent that Agent is not reimbursed for such expenses by the Company on demand.

     8.8 Selling Expenses. Agent shall be entitled to be reimbursed for all Selling Expenses incurred by it pursuant to Section 5.3 by the holders of Registrable Securities included in the Registration to which such Selling Expenses relate, and may require payment of any holder's estimated share thereof to it as a precondition to including such Registrable Securities in such Registration.

     8.9 Exchange of Information. The Company agrees that each Purchaser and Agent may provide to the other Purchasers or Agent such information concerning the financial position and property and operations of the Company and the Subsidiaries as, in the opinion of such Purchaser or Agent, is relevant to the ability of the Company and the Subsidiary to fulfill their obligations under or in connection with this Agreement and the other Transaction Documents.

     8.10 Replacement of Agent. Upon any dissolution of Agent, Agent shall be entitled to transfer to its shareholders or to one or more corporations or limited partnerships, the majority of the shareholders or partners of which are shareholders of Agent, all of its rights as Agent under the Transaction Documents. In connection with such distribution, Agent shall be entitled to assign to its limited partners or such corporations or partnerships Agent's rights hereunder. In addition, the Purchasers may agree to immediately remove Agent from its position and appoint a successor Agent in the stead of Cutter. Upon the acceptance of any appointment as Agent hereunderby a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be then discharged from its further duties and obligations as Agent under this Agreement provided that the Agent shall execute such documents as may be necessary or desirable to assign and transfer the retiring Agent's interest in this Agreement and the other Transaction Documents to the successor Agent. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

     9.   Miscellaneous

     9.1 Currency. Except as may be otherwise expressly provided, all dollar amounts herein are references to United States dollars.

     9.2 Governing Law. This Agreement shall be governed by the internal law, and not the law of conflicts, of the State of California.

     9.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by or on behalf of the Purchasers and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     9.4 Successors and Assigns. Neither Purchaser shall be entitled to assign its rights under this Agreement or any of the other Transaction Documents, without the consent of the Company, which consent shall not be unreasonably withheld or delayed; provided always, however, that no such consent shall be required for either Purchaser to assign such rights to any person or group of persons controlling or owning the majority of all beneficial interests in such Purchaser, any other entity controlled by such person or persons, or an entity controlled by such Purchaser, provided that such entity shall continue to be so controlled by such persons or such Cutters applicable. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     9.5 Entire Agreement; Amendment and Waiver. This Agreement, the Schedules and Exhibits hereto and the other documents expressly delivered pursuant hereto or thereto supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby, and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth or incorporated by reference herein and therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Purchasers.

     9.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent:

               to the Company at:

                             SportsPrize Entertainment Inc.
                             13101 Washington Blvd., Suite 131
                             Los Angeles, California  90066
                             Attn:  Chief Executive Officer
                             Fax: (310) 566-7150

               with a copy to:

                             Dorsey & Whitney LLP
                             U.S. Bank Centre
                             1420 Fifth Avenue, Suite 3400
                             Seattle, Washington 98101
                             Attn:  Kenneth Sam
                             Fax:  (206) 908-8820

               to the Purchasers:

                             Cutter Services Corp.
                             P.O. Box N-1836 (A-93)
                             East Bay Shopping Center
                             Nassau, Bahamas

                             Strathburn Investments Inc.
                             Suite 95, East Bay Shopping Center
                             P.O. Box N-1836
                             Nassau, Bahamas
               with a copy to:

                             Clark Wilson
                             800 - 885 West Georgia Street
                             Vancouver, British Columbia
                             Canada  V6C 3H1
                             Attn:  Bernard Pinsky
                             Fax:  (604) 687-6314

or at such other address as the Company or Agent on behalf of Purchasers may designate by ten (10) days advance written notice to the other parties hereto.

     9.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

     9.9 Broker's Fees. Except as provided in Section 2.2, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

     COMPANY:

     SportsPrize Entertainment Inc.

     By:
         ----------------------------

     Name:
         ----------------------------

     Title:
         ----------------------------



     PURCHASERS:

     Cutter Services Corp.

     By:
         ----------------------------

     Name:
         ----------------------------

     Title:
         ----------------------------



     Strathburn Investments Inc.

     By:
         ----------------------------

     Name:
         ----------------------------

     Title:
         ----------------------------

                                  Schedule 3.2

                  Issued and outstanding shares of Common Stock

                                   17,585,374





                                  Schedule 3.9

 Mortgages, security interests, liens, claims, and other encumbrances on assets

                                      NONE






                                  Schedule 3.11

                        Intellectual Property Exceptions


                                      NONE

                                  Schedule 3.14

                              Financial Statements

                                    Exhibit A

                              FORM OF THE DEBENTURE

                                    Exhibit B

                               FORM OF THE WARRANT